UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

General Motors Financial Company, Inc.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 17, 2011, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of General Motors Financial Company, Inc., entered into an amendment to the transaction documents concerning its AmeriCredit Syndicated Warehouse Trust revolving warehouse credit facility with each lender party thereto and Deutsche Bank AG, New York Branch, as administrative agent for the lenders. Under this facility, AmeriCredit sells eligible receivables to a special purpose subsidiary, which in turn pledges the receivables as collateral to secure borrowings under the facility. The amendment increased the facility limit from $1.3 billion to $2.0 billion. The amendment also extended the commitment termination date to May 16, 2012 and made certain technical amendments that are not material. The description of the amendment is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendment attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

Affiliates of Deutsche Bank AG, New York Branch have also performed investment banking and advisory services for General Motors Financial Company, Inc. from time to time to which they have received customary fees and expenses.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	Omnibus Amendment to the Sale and Servicing Agreement, the Indenture and Note Purchase Agreement, dated February 17, 2011, among AmeriCredit Syndicated Warehouse Trust, as Issuer, AmeriCredit Funding Corp. XI, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank AG, New York Branch, as Administrative Agent, Wells Fargo Bank, National Association, as Trustee, Backup Servicer and Trust Collateral Agent, the Purchasers that are party to the Note Purchase Agreement and the Agents that are party to the Note Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: February 22, 2011	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Omnibus Amendment to the Sale and Servicing Agreement, the Indenture and Note Purchase Agreement, dated February 17, 2011, among AmeriCredit Syndicated Warehouse Trust, as Issuer, AmeriCredit Funding Corp. XI, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank AG, New York Branch, as Administrative Agent, Wells Fargo Bank, National Association, as Trustee, Backup Servicer and Trust Collateral Agent, the Purchasers that are party to the Note Purchase Agreement and the Agents that are party to the Note Purchase Agreement